As filed with the Securities and Exchange Commission on July 16, 2007

Registration No. 333-126180

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

GENESIS HEALTHCARE CORPORATION

And the Guarantors Identified in Footnote (*) on the following pages

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation or organization)

20-0023783

(I.R.S. Employer Identification No.)

101 East State Street, Kennett Square, PA 19348

(610) 444-6350

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Eileen M. Coggins

Senior Vice President, General Counsel

and Corporate Secretary

Genesis HealthCare Corporation

101 East State Street, Kennett Square, PA 19348

Telephone:  (610) 444-6350

Facsimile:  (610) 925-4242

(Name, address, including zip code, and telephone number,

 including area code, of agent for service)

Copies to:

Edward F. Spaniel, Jr.

Blank Rome LLP

One Logan Square

Philadelphia, PA 19103

Telephone:  (215) 569-5521

Facsimile:  (215) 832-5521

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of the Registration Statement as the selling securityholders may determine.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

*  The following domestic subsidiaries of Genesis HealthCare Corporation are guarantors and co-registrants:

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Academy Nursing Home, Inc.	Massachusetts	04-2603176
ADS Apple Valley Limited Partnership	Massachusetts	04-3294124
ADS Apple Valley, Inc.	Massachusetts	04-3294122
ADS Consulting, Inc.	Massachusetts	04-3172426
ADS Danvers ALF, Inc.	Delaware	22-3489788
ADS Dartmouth ALF, Inc.	Delaware	22-3541885
ADS Group, Inc. (The)	Massachusetts	04-3198799
ADS Hingham ALF, Inc.	Delaware	22-3489788
ADS Hingham Limited Partnership	Massachusetts	04-3276005
ADS Hingham Nursing Facility, Inc.	Massachusetts	04-3276004
ADS Home Health, Inc.	Delaware	22-3500316
ADS Management, Inc.	Massachusetts	04-2861357
ADS Palm Chelmsford, Inc.	Massachusetts	04-3039965
ADS Recuperative Center Limited Partnership	Massachusetts	04-3236433
ADS Recuperative Center, Inc.	Massachusetts	04-3236403
ADS Reservoir Waltham, Inc.	Massachusetts	04-3040167
ADS Senior Housing, Inc.	Massachusetts	04-3188936
ADS/Multicare, Inc.	Delaware	22-3455453
ANR, Inc.	Delaware	22-3152503
Apple Valley Limited Partnership (The)	Massachusetts	04-3300246
Apple Valley Operating Corp.	Massachusetts	20-1159011
Apple Valley Partnership Holding Company, Inc. (The)	Pennsylvania	23-3044870
Applewood Health Resources, Inc.	Delaware	23-3152534
Arcadia Associates	Massachusetts	04-2845666
ASL, Inc.	Massachusetts	04-2846826
Assisted Living Associates of Berkshire, Inc.	Pennsylvania	22-3446593
Assisted Living Associates of Lehigh, Inc.	Pennsylvania	22-3446595
Assisted Living Associates of Sanatoga, Inc.	Pennsylvania	22-3446592
Berks Nursing Homes, Inc.	Pennsylvania	23-2655206
Brevard Meridian Limited Partnership	Maryland	52-1542458
Breyut Convalescent Center, L.L.C.	New Jersey	22-3476777
Brightwood Property, Inc.	West Virginia	55-0727047
Brinton Manor, Inc.	Delaware	62-1333648
Burlington Woods Convalescent Center, Inc.	New Jersey	22-2134138
Care Haven Associates Limited Partnership	West Virginia	55-0694176
Carefleet, Inc.	Pennsylvania	23-2824101
Catonsville Meridian Limited Partnership	Maryland	52-1473134

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Century Care Management, Inc.	Delaware	52-1794182
Chateau Village Health Resources, Inc.	Delaware	22-3152473
Cheltenham LTC Management, Inc.	Pennsylvania	23-2743250
CHG Investment Corp., Inc.	Delaware	51-0363070
CHNR-I, Inc.	Delaware	22-3152500
Colonial Hall Health Resources, Inc.	Delaware	22-3152470
Concord Health Group, Inc.	Delaware	13-3695437
Concord Service Corporation	Pennsylvania	25-2584860
Crestview Convalescent Home, Inc.	Pennsylvania	23-1597322
Crestview North, Inc.	Pennsylvania	23-2077806
Crystal City Nursing Center, Inc.	Maryland	54-1087863
Cumberland Associates of Rhode Island, L.P.	Delaware	23-3001045
CVNR, Inc.	Delaware	22-3152499
Dawn View Manor, Inc.	West Virginia	55-0578063
Delm Nursing, Inc.	Pennsylvania	23-2436916
Diane Morgan and Associates, Inc.	Pennsylvania	23-2324458
Dover Healthcare Associates, Inc.	Delaware	51-0264558
Easton Meridian Limited Partnership	Maryland	52-1473708
Edella Street Associates	Pennsylvania	23-2261435
Eidos, Inc.	Florida	16-1447586
ElderCare Resources Corp.	Delaware	23-3024672
Elmwood Health Resources, Inc.	Delaware	22-3152462
Encare of Mendham, L.L.C.	New Jersey	22-3027928
Encare of Pennypack, Inc.	Pennsylvania	22-3407770
Encare of Quakertown, Inc.	Pennsylvania	52-1669636
Encare of Wyncote, Inc.	Pennsylvania	52-1669634
ENR, Inc.	Delaware	22-3152461
Genesis ElderCare Centers - Belvedere, Inc.	Delaware	23-2977792
Genesis ElderCare Centers - Chapel Manor, Inc.	Delaware	23-2977794
Genesis ElderCare Centers - Harston, Inc.	Pennsylvania	23-3046938
Genesis ElderCare Centers - Pennsburg, Inc.	Delaware	23-2977796
Genesis ElderCare Centers I, L.P.	Delaware	23-2977799
Genesis ElderCare Centers II, L.P.	Delaware	23-2977800
Genesis ElderCare Centers III, L.P.	Delaware	23-2977801
Genesis Eldercare Corp.	Delaware	23-2908343
Genesis ElderCare Diagnostic Services, Inc.	Pennsylvania	23-2687860
Genesis Eldercare Home Care Services, Inc.	Pennsylvania	23-2653827
Genesis ElderCare Hospitality Services, Inc.	Pennsylvania	23-2719870
Genesis ElderCare Living Facilities, Inc.	Pennsylvania	23-2970543
Genesis Eldercare National Centers, Inc.	Florida	16-1165279
Genesis ElderCare Network Services of Massachusetts, Inc.	Pennsylvania	23-2983016
Genesis Eldercare Network Services, Inc.	Pennsylvania	23-2107987
Genesis ElderCare Partnership Centers, Inc.	Delaware	23-2977798
Genesis Eldercare Physician Services, Inc.	Pennsylvania	06-1156428
Genesis Eldercare Properties, Inc.	Pennsylvania	23-2854177
Genesis Eldercare Rehabilitation Services, Inc.	Pennsylvania	23-2446104

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Genesis Eldercare Staffing Services, Inc.	Pennsylvania	23-2739597
Genesis ElderCare Transportation Services, Inc.	Pennsylvania	23-2320742
Genesis Health Ventures of Arlington, Inc.	Pennsylvania	23-2441212
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania	52-1396502
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania	23-2410630
Genesis Health Ventures of Indiana, Inc.	Pennsylvania	23-2739580
Genesis Health Ventures of Lanham, Inc.	Pennsylvania	23-2512238
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania	52-1396506
Genesis Health Ventures of Naugatuck, Inc.	Connecticut	23-2410632
Genesis Health Ventures of New Garden, Inc.	Pennsylvania	23-2430609
Genesis Health Ventures of Point Pleasant, Inc.	Pennsylvania	23-2445367
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania	23-2462508
Genesis Health Ventures of Wayne, Inc.	Pennsylvania	23-2378599
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania	23-2762256
Genesis Health Ventures of West Virginia, Limited Partnership	Pennsylvania	23-2861977
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania	23-2410631
Genesis Health Ventures of Windsor, Inc.	Pennsylvania	52-1396499
Genesis Healthcare Centers Holdings, Inc.	Delaware	23-2739656
Genesis HealthCare Holding Company I, Inc.	Delaware	62-1244182
Genesis HealthCare Holding Company II, Inc.	Delaware	20-0063083
Genesis Immediate Med Center, Inc.	Pennsylvania	23-2480051
Genesis of Palisado Avenue, Inc.	Connecticut	06-1284742
Genesis Properties Limited Partnership	Pennsylvania	23-2441213
Genesis Properties of Delaware Corporation	Delaware	23-2585552
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware	23-2585566
Genesis SelectCare Corp.	Pennsylvania	23-3013750
Genesis/VNA Partnership Holding Company, Inc.	Pennsylvania	23-3044871
Genesis-Georgetown SNF/JV, L.L.C.	Delaware	23-3044681
Geriatric & Medical Companies, Inc.	Delaware	23-1713341
Geriatric and Medical Investments Corporation	Delaware	23-2612900
Geriatric and Medical Services, Inc.	New Jersey	22-1948394
GeriMed Corp.	Pennsylvania	23-2715824
Glenmark Associates, Inc.	West Virginia	55-0644737
Glenmark Associates - Dawnview Manor, Inc.	West Virginia	62-1371199
Glenmark Limited Liability Company I	West Virginia	55-0745431
Glenmark Properties I, Limited Partnership	West Virginia	55-0673832
Glenmark Properties, Inc.	West Virginia	55-0719053
GMA Construction, Inc.	West Virginia	55-0746320
GMA Partnership Holding Company, Inc.	West Virginia	22-3407775
GMA-Brightwood, Inc.	West Virginia	55-0727048
GMA-Madison, Inc.	West Virginia	55-0726362
GMA-Uniontown, Inc.	Pennsylvania	52-1627770
GMC Leasing Corporation	Delaware	23-2687857
GMC-LTC Management, Inc.	Pennsylvania	23-2747793
GMS Insurance Services, Inc.	Pennsylvania	23-2755448

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Governor’s House Nursing Home, Inc.	Delaware	62-1280886
Greenspring Meridian Limited Partnership	Maryland	52-1511188
Groton Associates of Connecticut, L.P.	Delaware	22-3418341
Hammonds Lane Meridian Limited Partnership	Maryland	52-1473130
Health Resources of Academy Manor, Inc.	Delaware	04-3335616
Health Resources of Boardman, Inc.	Delaware	22-3401509
Health Resources of Bridgeton, L.L.C.	New Jersey	22-3380854
Health Resources of Brooklyn, Inc.	Delaware	23-3043758
Health Resources of Cedar Grove, Inc.	New Jersey	13-3244416
Health Resources of Cinnaminson, Inc.	New Jersey	22-3085478
Health Resources of Cinnaminson, L.L.C.	New Jersey	22-3476766
Health Resources of Colchester, Inc.	Connecticut	22-2746534
Health Resources of Columbus, Inc.	Delaware	22-3152443
Health Resources of Cranbury, L.L.C.	New Jersey	22-3476765
Health Resources of Cumberland, Inc.	Delaware	22-3400684
Health Resources of Eatontown, L.L.C.	New Jersey	22-3639070
Health Resources of Emery, L.L.C.	New Jersey	22-3476764
Health Resources of Englewood, Inc.	New Jersey	22-3296095
Health Resources of Englewood, L.L.C.	New Jersey	22-3476763
Health Resources of Ewing, Inc.	New Jersey	22-2804978
Health Resources of Ewing, L.L.C.	New Jersey	22-3476761
Health Resources of Fairlawn, L.L.C.	New Jersey	22-3476756
Health Resources of Farmington, Inc.	Delaware	22-3380855
Health Resources of Gardner, Inc.	Delaware	22-3504502
Health Resources of Glastonbury, Inc.	Connecticut	06-1248549
Health Resources of Groton, Inc.	Delaware	22-3400685
Health Resources of Jackson, L.L.C.	New Jersey	22-3476753
Health Resources of Lakeview, Inc.	New Jersey	22-3305705
Health Resources of Lemont, Inc.	Delaware	22-3401506
Health Resources of Marcella, Inc.	Delaware	22-3152464
Health Resources of Middletown (RI), Inc.	Delaware	22-3400681
Health Resources of Morristown, Inc.	New Jersey	13-3244433
Health Resources of North Andover, Inc.	Delaware	04-3335613
Health Resources of Ridgewood, L.L.C.	New Jersey	22-3476751
Health Resources of Rockville, Inc.	Delaware	22-3152531
Health Resources of South Brunswick, L.L.C.	New Jersey	22-3638773
Health Resources of Troy Hills, Inc.	New Jersey	23-3043762
Health Resources of Wallingford, Inc.	Delaware	22-3400683
Health Resources of Warwick, Inc.	Delaware	22-3400680
Health Resources of West Orange, L.L.C.	New Jersey	22-3476750
Health Resources of Westwood, Inc.	Delaware	22-3497189
Healthcare Resources Corp.	Pennsylvania	23-2230755
Helstat, Inc.	West Virginia	51-0300283
Hilltop Health Care Center, Inc.	Delaware	04-3301036
HMNH Realty, Inc.	Delaware	22-3633067
HNCA, Inc.	Pennsylvania	23-2785958
Holly Manor Associates of New Jersey, L.P.	Delaware	22-3222150

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Horizon Associates, Inc.	West Virginia	55-0737886
Horizon Mobile, Inc.	West Virginia	55-0737884
Horizon Rehabilitation, Inc.	West Virginia	62-1363823
House of Campbell (The)	West Virginia	55-0545704
HR of Charlestown, Inc.	West Virginia	22-3477666
HRWV Huntington, Inc.	West Virginia	22-3457998
Innovative Health Care Marketing, Inc.	Pennsylvania	23-2689243
Keystone Nursing Home, Inc.	Delaware	51-0297154
Knollwood Manor, Inc.	Pennsylvania	23-2770171
Knollwood Nursing Home, Inc.	Delaware	62-1280882
Lake Manor, Inc.	Pennsylvania	23-2860318
Lake Washington Ltd.	Florida	23-2831307
Lakewood Health Resources, Inc.	Delaware	22-3152459
Laurel Health Resources, Inc.	Delaware	22-3152456
Lehigh Nursing Homes, Inc.	Pennsylvania	23-2655199
Life Support Medical Equipment, Inc.	Pennsylvania	23-2767335
Life Support Medical, Inc.	Pennsylvania	23-2746315
LRC Holding Company, Inc.	Delaware	23-3044860
LWNR, Inc.	Delaware	22-3152457
Mabri Convalescent Center, Inc.	Connecticut	06-0878721
Manor Management Corp. of Georgian Manor, Inc.	Pennsylvania	25-1457419
Marlinton Associates, Inc.	West Virginia	23-3044872
Marlinton Partnership Holding Company, Inc.	West Virginia	23-3044873
McKerley Health Care Center - Concord Limited Partnership	New Hampshire	02-0460145
McKerley Health Care Center - Concord, Inc.	New Hampshire	02-0451877
McKerley Health Care Centers, Inc.	New Hampshire	02-0383707
McKerley Health Facilities	New Hampshire	02-0325154
Mercerville Associates of New Jersey, L.P.	Delaware	22-3222151
Meridian Edgewood Limited Partnership	Maryland	52-1496208
Meridian Health, Inc.	Pennsylvania	23-2739582
Meridian Healthcare Investments, Inc.	Maryland	52-1542857
Meridian Healthcare, Inc.	Pennsylvania	23-2739581
Meridian Perring Limited Partnership	Maryland	52-1496204
Meridian Valley Limited Partnership	Maryland	52-1496207
Meridian Valley View Limited Partnership	Maryland	52-1496201
Meridian/Constellation Limited Partnership	Maryland	52-1496206
MHNR, Inc.	Delaware	23-3043763
Middletown (RI) Associates of Rhode Island, L.P.	Delaware	25-1835234
Milford ALF L.L.C.	Delaware	23-2999538
Millville Meridian Limited Partnership	Maryland	52-1399549
MNR, Inc.	Delaware	22-3152453
Montgomery Nursing Homes, Inc.	Pennsylvania	23-2664812
Multicare AMC, Inc.	Delaware	36-4084741
Multicare Companies, Inc. (The)	Delaware	22-3152527
North Cape Convalescent Center Associates, L.P.	Pennsylvania	23-2791205

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Nursing and Retirement Center of the Andovers, Inc.	Massachusetts	04-2901211
Oak Hill Health Care Center, Inc.	Virginia	54-1630936
PHC Operating Corp.	Delaware	34-1720422
Philadelphia Avenue Associates	Pennsylvania	23-2322306
Philadelphia Avenue Corporation	Pennsylvania	23-2322120
Pocahontas Continuous Care Center, Inc.	West Virginia	55-0622906
Point Pleasant Haven Limited Partnership	West Virginia	55-0658769
Pompton Associates, L.P.	New Jersey	22-3027748
Pompton Care, L.L.C.	New Jersey	22-3476780
Prescott Nursing Home, Inc.	Massachusetts	04-2382529
Prospect Park LTC Management, Inc.	Pennsylvania	23-3044677
Providence Funding Corporation	Delaware	34-1725613
Providence Health Care, Inc.	Delaware	52-1630968
Raleigh Manor Limited Partnership	West Virginia	55-0708646
Respiratory Health Services, L.L.C.	Maryland	52-2054967
Rest Haven Nursing Home, Inc.	West Virginia	55-0487876
RHS Membership Interest Holding Company	Pennsylvania	23-2877674
Ridgeland Health Resources, Inc.	Delaware	22-3152450
River Street Associates	Pennsylvania	23-2266676
Rivershores Health Resources, Inc.	Delaware	23-2266676
Riverview Ridge LLC	Delaware	57-1195114
RLNR, Inc.	Delaware	22-3152448
Roephel Convalescent Center, L.L.C.	New Jersey	22-3476781
Romney Health Care Center Ltd., Limited Partnership	West Virginia	55-0689584
Rose Healthcare, Inc.	New Jersey	55-0487876
Rose View Manor, Inc.	Pennsylvania	23-2476091
RSNR, Inc.	Delaware	22-3152532
RVNR, Inc.	Delaware	22-3152530
Sarah Brayton General Partnership	Massachusetts	04-3106276
Sarah Brayton Partnership Holding Company, Inc. (The)	Massachusetts	22-3506196
S.T.B. Investors, LTD.	New York	22-1995943
Schuylkill Nursing Homes, Inc.	Pennsylvania	23-2523483
Seminole Meridian Limited Partnership	Maryland	52-1421069
Senior Living Ventures, Inc.	Pennsylvania	23-2663125
Senior Source, Inc.	Massachusetts	04-3238894
Sisterville Haven Limited Partnership	West Virginia	55-0658768
Snow Valley Health Resources, Inc.	Delaware	22-3152529
Solomont Family Medford Venture, Inc.	Massachusetts	04-2931202
Somerset Partnership Holding Company, Inc. (The)	Massachusetts	22-3506196
Somerset Ridge General Partnership	Massachusetts	04-3334160
Somerset Ridge L.L.C.	Massachusetts	04-3340019
Somerset Ridge Limited Partnership	Massachusetts	04-3340022
Southern Ocean GP, LLC	New Jersey	22-3152441
Stafford Associates of N.J., L.P.	New Jersey	22-3104343

Exact name of registrant as specified in its charter; address, including zip code, and telephone number, including area code, of registrant’s principal executive offices (1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Stafford Convalescent Center, Inc.	Delaware	22-3152441
State Street Associates, Inc.	Pennsylvania	23-2446105
State Street Associates, L.P.	Pennsylvania	23-2799332
Straus Group-Hopkins House, L.P. (The)	New Jersey	22-3032436
Straus Group-Old Bridge, L.P. (The)	New Jersey	22-3046667
Straus Group-Quakertown Manor, L.P. (The)	New Jersey	22-3032438
Straus Group-Ridgewood, L.P. (The)	New Jersey	22-3046668
SVNR, Inc.	Delaware	22-3152528
Teays Valley Haven Limited Partnership	West Virginia	55-0708647
Therapy Care Systems, L.P.	Pennsylvania	23-2651973
TMC Acquisition Corp.	New Jersey	22-3256018
Tri State Mobile Medical Services, Inc.	West Virginia	55-0663149
Valley Medical Services, Inc.	Pennsylvania	23-2268995
Valley Transport Ambulance Service, Inc.	Pennsylvania	23-2149104
Versalink, Inc.	Delaware	16-1482283
Villas Realty & Investments, Inc.	Pennsylvania	23-2531570
Volusia Meridian Limited Partnership	Maryland	52-1493169
Wallingford Associates of Connecticut, L.P.	Delaware	22-3418343
Walnut LTC Management, Inc.	Pennsylvania	23-2823145
Warwick Associates of Rhode Island, L.P.	Delaware	25-1835232
Wayside Nursing Home, Inc.	Delaware	62-1280884
Weisenfluh Ambulance Service, Inc.	Pennsylvania	23-2525652
West Phila. LTC Management, Inc.	Pennsylvania	23-2743252
Westford Nursing and Retirement Center, Inc.	Massachusetts	04-3156601
Westford Nursing and Retirement Center, L.P.	Massachusetts	04-3156599
Willow Manor Nursing Home, Inc.	Massachusetts	04-2459349
Wyncote Healthcare Corp.	Pennsylvania	23-2343449
Ye Olde Ambulance Company, Inc.	Pennsylvania	23-2566747
York LTC Management, Inc.	Pennsylvania	23-3044678

(1)          The address for each of the above registrant’s principal executive offices is c/o Genesis HealthCare Corporation, 101 East State Street, Kennett Square, Pennsylvania 19348 and the telephone number is (610) 444-6350.

The registrants hereby request that this Post-Effective Amendment No. 1 to Form S-3 become effective as soon as practicable pursuant to Section 8(c) of the Securities Act of 1933.

This Post-Effective Amendment No. 1 to Form S-3 Registration Statement is being filed solely to remove from registration securities that were registered and will not be issued in connection with the Registrant’s offering.

The Form S–3 Registration Statement (Registration No. 333–126180) (the “Registration Statement”) of Genesis HealthCare Corporation, a Pennsylvania corporation (“GHC”), and the subsidiary guarantors, pertaining to the registration of $180,000,000 of GHC’s 2.5% Convertible Senior Subordinated Debentures due 2025 and related guarantees, and the shares of GHC common stock issuable upon conversion of the Debentures, to which this Post–Effective Amendment No. 1 relates, was originally filed with the Securities and Exchange Commission on June 28, 2005 and amended on July 22, 2005.

Reference is made to the Merger Agreement, dated as of January 15, 2007, as amended (the “Merger Agreement”), by and among GHC, FC-GEN Acquisition, Inc. (“Parent”) and GEN Acquisition Corp., a wholly owned subsidiary of FC-GEN Acquisition, Inc (“Merger Sub”), pursuant to which, among other things, Merger Sub was merged with and into GHC (the “Merger”), with GHC surviving the Merger as a wholly owned subsidiary of Parent, and all shares of GHC common stock outstanding at the Effective Time (as defined below) were converted into the right to receive $69.35 per share in cash.

On May 30, 2007, GHC held its annual meeting of shareholders at which GHC shareholders approved the adoption of the Merger Agreement. The Merger became effective at 2:00 p.m. on July 13, 2007 upon the filing of Articles of Merger with the Commonwealth of Pennsylvania (the “Effective Time”).

As a result of the Merger, the Registrants have terminated all offerings of securities pursuant to their existing registration statements as of the Effective Time, including the Registration Statement.  In accordance with an undertaking made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any securities which remain unsold at the termination of the offering, the Registrants hereby remove from registration all securities registered under the Registration Statement which remain unsold as of the Effective Time.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a)	Exhibits

	24	Power of Attorney (Previously filed and incorporated by reference from the Registration Statement on Form S-3 filed on June 28, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of Genesis HealthCare Corporation and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	Officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	Officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting officer)	July 13, 2007

*	Director
John F. DePodesta		July 13, 2007

*	Director
Robert H. Fish		July 13, 2007

*	Director
J. Michael Gallagher		July 13, 2007

*	Director
Kevin M. Kelley		July 13, 2007

*	Director
Charles W. McQueary		July 13, 2007

*	Director
Charlene Connolly Quinn		July 13, 2007

*	Director
Terry Allison Rappuhn		July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

ACADEMY NURSING HOME, INC.
ADS APPLE VALLEY, INC.
ADS CONSULTING, INC.
ADS DANVERS ALF, INC.
ADS DARTMOUTH ALF, INC.
ADS HINGHAM ALF, INC.
ADS HINGHAM NURSING FACILITY, INC.
ADS HOME HEALTH, INC.
ADS MANAGEMENT, INC.
ADS PALM CHELMSFORD, INC.
ADS RECUPERATIVE CENTER, INC.
ADS RESERVOIR WALTHAM, INC.
ADS SENIOR HOUSING, INC.
ADS/MULTICARE, INC.
ANR, INC.
APPLE VALLEY OPERATING CORP.
APPLEWOOD HEALTH RESOURCES, INC.
ASL, INC.
ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC.
ASSISTED LIVING ASSOCIATES OF LEHIGH, INC.
ASSISTED LIVING ASSOCIATES OF SANATOGA, INC.
BERKS NURSING HOMES, INC.
BRIGHTWOOD PROPERTY, INC.
BRINTON MANOR, INC.
BURLINGTON WOODS CONVALESCENT CENTER, INC.
CAREFLEET, INC.
CENTURY CARE MANAGEMENT, INC.
CHATEAU VILLAGE HEALTH RESOURCES, INC.
CHELTENHAM LTC MANAGEMENT, INC.
CHG INVESTMENT CORP., INC.
CHNR-I, INC.
COLONIAL HALL HEALTH RESOURCES, INC.
CONCORD HEALTH GROUP, INC.
CONCORD SERVICE CORPORATION
CRESTVIEW CONVALESCENT HOME, INC.
CRESTVIEW NORTH, INC.
CRYSTAL CITY NURSING CENTER, INC.
CVNR, INC.
DAWN VIEW MANOR, INC.
DELM NURSING, INC.
DIANE MORGAN AND ASSOCIATES, INC.
DOVER HEALTHCARE ASSOCIATES, INC.
EIDOS, INC.
ELDERCARE RESOURCES CORP.
ELMWOOD HEALTH RESOURCES, INC.
ENCARE OF PENNYPACK, INC.
ENCARE OF QUAKERTOWN, INC.
ENCARE OF WYNCOTE, INC.
ENR, INC.
GENESIS ELDERCARE CENTERS – BELVEDERE, INC.
GENESIS ELDERCARE CENTERS – CHAPEL MANOR, INC.
GENESIS ELDERCARE CENTERS – HARSTON, INC.
GENESIS ELDERCARE CENTERS – PENNSBURG, INC.

GENESIS ELDERCARE CORP.
GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.
GENESIS ELDERCARE HOME CARE SERVICES, INC.
GENESIS ELDERCARE HOSPITALITY SERVICES, INC.
GENESIS ELDERCARE LIVING FACILITIES, INC.
GENESIS ELDERCARE NATIONAL CENTERS, INC.
GENESIS ELDERCARE NETWORK SERVICES OF MASSACHUSETTS, INC.
GENESIS ELDERCARE NETWORK SERVICES, INC.
GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.
GENESIS ELDERCARE PHYSICIAN SERVICES, INC.
GENESIS ELDERCARE PROPERTIES, INC.
GENESIS ELDERCARE REHABILITATION SERVICES, INC.
GENESIS ELDERCARE STAFFING SERVICES, INC.
GENESIS ELDERCARE TRANSPORTATION SERVICES, INC.
GENESIS HEALTH VENTURES OF ARLINGTON, INC.
GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.
GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.
GENESIS HEALTH VENTURES OF INDIANA, INC.
GENESIS HEALTH VENTURES OF LANHAM, INC.
GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.
GENESIS HEALTH VENTURES OF NAUGATUCK, INC.
GENESIS HEALTH VENTURES OF NEW GARDEN, INC.
GENESIS HEALTH VENTURES OF POINT PLEASANT, INC.
GENESIS HEALTH VENTURES OF SALISBURY, INC.
GENESIS HEALTH VENTURES OF WAYNE, INC.
GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.
GENESIS HEALTH VENTURES OF WILKES-BARRE, INC.
GENESIS HEALTH VENTURES OF WINDSOR, INC.
GENESIS HEALTHCARE CENTERS HOLDINGS, INC.
GENESIS HEALTHCARE HOLDING COMPANY I, INC.
GENESIS HEALTHCARE HOLDING COMPANY II, INC.
GENESIS IMMEDIATE MED CENTER, INC.
GENESIS OF PALISADO AVENUE, INC.
GENESIS PROPERTIES OF DELAWARE CORPORATION
GENESIS SELECTCARE CORP.
GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.
GERIATRIC & MEDICAL COMPANIES, INC.
GERIATRIC AND MEDICAL INVESTMENTS CORPORATION
GERIATRIC AND MEDICAL SERVICES, INC.
GERI-MED CORP.
GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.
GLENMARK ASSOCIATES, INC.
GLENMARK PROPERTIES, INC.
GMA CONSTRUCTION, INC.
GMA-BRIGHTWOOD, INC.

GMA-MADISON, INC.
GMA - UNIONTOWN, INC.
GMA PARTNERSHIP HOLDING COMPANY, INC.
GMC LEASING CORPORATION
GMC-LTC MANAGEMENT, INC.
GMS INSURANCE SERVICES, INC.
GOVERNOR’S HOUSE NURSING HOME, INC.
HEALTH RESOURCES OF ACADEMY MANOR, INC.
HEALTH RESOURCES OF BOARDMAN, INC.
HEALTH RESOURCES OF BROOKLYN, INC.
HEALTH RESOURCES OF CEDAR GROVE, INC.
HEALTH RESOURCES OF CINNAMINSON, INC.
HEALTH RESOURCES OF COLCHESTER, INC.
HEALTH RESOURCES OF COLUMBUS, INC.
HEALTH RESOURCES OF CUMBERLAND, INC.
HEALTH RESOURCES OF ENGLEWOOD, INC.
HEALTH RESOURCES OF EWING, INC.
HEALTH RESOURCES OF FARMINGTON, INC.
HEALTH RESOURCES OF GARDNER, INC.
HEALTH RESOURCES OF GLASTONBURY, INC.
HEALTH RESOURCES OF GROTON, INC.
HEALTH RESOURCES OF LAKEVIEW, INC.
HEALTH RESOURCES OF LEMONT, INC.
HEALTH RESOURCES OF MARCELLA, INC.
HEALTH RESOURCES OF MIDDLETOWN (RI), INC.
HEALTH RESOURCES OF MORRISTOWN, INC.
HEALTH RESOURCES OF NORTH ANDOVER, INC.
HEALTH RESOURCES OF ROCKVILLE, INC.
HEALTH RESOURCES OF TROY HILLS, INC.
HEALTH RESOURCES OF WALLINGFORD, INC.
HEALTH RESOURCES OF WARWICK, INC.
HEALTH RESOURCES OF WESTWOOD, INC.
HEALTHCARE RESOURCES CORP.
HELSTAT, INC.
HILLTOP HEALTH CARE CENTER, INC.
HMNH REALTY, INC.
HNCA, INC.
HORIZON ASSOCIATES, INC.
HORIZON MOBILE, INC.
HORIZON REHABILITATION, INC.
HR OF CHARLESTON, INC.
HRWV HUNTINGTON, INC.
INNOVATIVE HEALTH CARE MARKETING, INC.
KEYSTONE NURSING HOME, INC.
KNOLLWOOD MANOR, INC.
KNOLLWOOD NURSING HOME, INC.
LAKE MANOR, INC.
LAKEWOOD HEALTH RESOURCES, INC.
LAUREL HEALTH RESOURCES, INC.
LEHIGH NURSING HOMES, INC.
LIFE SUPPORT MEDICAL EQUIPMENT, INC.
LIFE SUPPORT MEDICAL, INC.
LRC HOLDING COMPANY, INC.
LWNR, INC.
MABRI CONVALESCENT CENTER, INC.

MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.
MARLINTON ASSOCIATES, INC.
MARLINTON PARTNERSHIP HOLDING COMPANY, INC.
MCKERLEY HEALTH CARE CENTER-CONCORD, INC.
MCKERLEY HEALTH CARE CENTERS, INC.
MERIDIAN HEALTH, INC.
MERIDIAN HEALTHCARE INVESTMENTS, INC.
MERIDIAN HEALTHCARE, INC.
MHNR, INC.
MNR, INC.
MONTGOMERY NURSING HOMES, INC.
MULTICARE AMC, INC.
NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC.
OAK HILL HEALTH CARE CENTER, INC.
PHC OPERATING CORP.
PHILADELPHIA AVENUE CORPORATION
POCAHONTAS CONTINUOUS CARE CENTER, INC.
PRESCOTT NURSING HOME, INC.
PROSPECT PARK LTC MANAGEMENT, INC.
PROVIDENCE FUNDING CORPORATION
PROVIDENCE HEALTH CARE, INC.
REST HAVEN NURSING HOME, INC.
RHS MEMBERSHIP INTEREST HOLDING COMPANY
RIDGELAND HEALTH RESOURCES, INC.
RIVERSHORES HEALTH RESOURCES, INC.
RLNR, INC.
ROSE HEALTHCARE, INC.
ROSE VIEW MANOR, INC.
RSNR, INC.
RVNR, INC.
S. T. B. INVESTORS, LTD.
SCHUYLKILL NURSING HOMES, INC.
SENIOR LIVING VENTURES, INC.
SENIOR SOURCE, INC.
SNOW VALLEY HEALTH RESOURCES, INC.
SOLOMONT FAMILY MEDFORD VENTURE, INC.
STAFFORD CONVALESCENT CENTER, INC.
STATE STREET ASSOCIATES, INC.
SVNR, INC.
THE ADS GROUP, INC.
THE APPLE VALLEY PARTNERSHIP HOLDING COMPANY, INC.
THE HOUSE OF CAMPBELL, INC.
THE MULTICARE COMPANIES, INC.
THE SARAH BRAYTON PARTNERSHIP HOLDING COMPANY, INC.
THE SOMERSET PARTNERSHIP HOLDINGS COMPANY, INC.
TMC ACQUISITION CORP.
TRI STATE MOBILE MEDICAL SERVICES, INC.
VALLEY MEDICAL SERVICES, INC.
VALLEY TRANSPORT AMBULANCE SERVICE, INC.
VERSALINK, INC.

VILLAS REALTY & INVESTMENTS, INC.
WALNUT LTC MANAGEMENT, INC.
WAYSIDE NURSING HOME, INC.
WEISENFLUH AMBULANCE SERVICE, INC.
WEST PHILA. LTC MANAGEMENT, INC.
WESTFORD NURSING AND RETIREMENT CENTER, INC.
WILLOW MANOR NURSING HOME, INC.
WYNCOTE HEALTHCARE CORP.
YE OLDE AMBULANCE COMPANY, INC.
YORK LTC MANAGEMENT, INC.

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer of each of the foregoing entities

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of each of the above-referenced registrants and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting officer)	July 13, 2007

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

ADS APPLE VALLEY LIMITED PARTNERSHIP
By: ADS Apple Valley, Inc., its general partner
ADS HINGHAM LIMITED PARTNERSHIP
By: ADS Hingham Nursing Facility, Inc., its general partner
ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP
By: ADS Recuperative Center, Inc., its general partner
BREVARD MERIDIAN LIMITED PARTNERSHIP
By: Meridian Healthcare, Inc., its general partner
CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
By: Glenmark Associates, Inc., its general partner
CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
By: Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners
CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.
By: Health Resources of Cumberland, Inc., its general partner

EASTON MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners
EDELLA STREET ASSOCIATES
By:	Genesis Health Ventures of Clarks Summit, Inc., its
general partner
GENESIS ELDERCARE CENTERS I, L.P.
By:	Genesis Eldercare Partnership Centers, Inc., its
general partner
GENESIS ELDERCARE CENTERS II, L.P.
By:	Genesis Eldercare Partnership Centers, Inc., its general partner
GENESIS ELDERCARE CENTERS III, L.P.
By:	Genesis Eldercare Partnership Centers, Inc., its general
partner
GENESIS HEALTH VENTURES OF WEST VIRGINIA, LIMITED PARTNERSHIP
By:	Genesis ElderCare Network Services, Inc. and Genesis ElderCare Rehabilitation Services, Inc., its general partners
GENESIS PROPERTIES LIMITED PARTNERSHIP
By:	Genesis Health Ventures of Arlington, Inc., its general partner
GENESIS PROPERTIES OF DELAWARE LTD. PARTNERSHIP, L.P.
By:	Genesis Properties of Delaware Corporation, its general partner
GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc., its general partner
GREENSPRING MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
GROTON ASSOCIATES OF CONNECTICUT, L.P.
By:	Health Resources of Groton, Inc., its general partner
HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc. and Meridian Health, Inc., its general partners
LAKE WASHINGTON, LTD.
By:	Lake Manor, Inc., its general partner
MCKERLEY HEALTH CARE CENTER-CONCORD LIMITED PARTNERSHIP
By:	McKerley Health Care Center-Concord, Inc., its general partner
MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
MERIDIAN PERRING LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
MERIDIAN VALLEY LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.
By:	Health Resources of Middletown (RI), Inc., its general partner

MILLVILLE MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Healthcare, Inc., its general partner
NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
By:	Geriatric and Medical Services, Inc., its general partner
PHILADELPHIA AVENUE ASSOCIATES
By:	Philadelphia Avenue Corporation, its general partner
POINT PLEASANT HAVEN LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its general partners
RALEIGH MANOR LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc., its general partner
RIVER STREET ASSOCIATES
By:	Genesis Health Ventures of Wilkes-Barre, Inc., its general partner
ROMNEY HEALTH CARE CENTER, LTD., LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc., its general partner
SARAH BRAYTON GENERAL PARTNERSHIP
By:	ADS Multicare, Inc. and The Sarah Brayton Partnership Holding Company, Inc., its general partners
SEMINOLE MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Health, Inc., its general partner
SISTERVILLE HAVEN LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc., its general partner
STAFFORD ASSOCIATES OF N.J., L.P.
By:	Southern Ocean GP, LLC, its general partner
STATE STREET ASSOCIATES, L.P.
By:	State Street Associates, Inc., its general partner
TEAYS VALLEY HAVEN LIMITED PARTNERSHIP
By:	Glenmark Associates, Inc., its general partner
THE APPLE VALLEY LIMITED PARTNERSHIP
By:	The Apple Valley Partnership Holding Company, Inc. and Apple Valley Operating Corp., its general partners
THE STRAUS GROUP-HOPKINS HOUSE, L.P.
By:	Encare of Wyncote, Inc., its general partner
THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.
By:	Encare of Quakertown, Inc., its general partner
THERAPY CARE SYSTEMS, L.P.
By:	Genesis ElderCare Rehabilitation Services, Inc., its general partner
VOLUSIA MERIDIAN LIMITED PARTNERSHIP
By:	Meridian Health, Inc., its general partner
WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.
By:	Health Resources of Wallingford, Inc., its general partner
WARWICK ASSOCIATES OF RHODE ISLAND, L.P.
By:	Health Resources of Warwick, Inc., its general partner
WESTFORD NURSING AND RETIREMENT CENTER, LIMITED PARTNERSHIP
By:	Westfield Nursing and Retirement Center, Inc., its general partner

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer of the respective general partners of each of the foregoing entities

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of each of the above-referenced registrants and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	Officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	Officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting officer)	July 13, 2007

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.
	By:	Encare of Mendham, L.L.C., its general partner
MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
	By:	Breyut Convalescent Center, L.L.C., its general partner
POMPTON ASSOCIATES, L.P.
	By:	Pompton Care, L.L.C., its general partner
THE STRAUS GROUP-OLD BRIDGE, L.P.
	By:	Health Resources of Emery, L.L.C., its general partner
THE STRAUS GROUP-RIDGEWOOD, L.P.
	By:	Health Resources of Ridgewood, L.L.C., its general partner
	By:	Century Care Management, Inc., the manager of the respective general partners of each of the foregoing entities

By:		/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of each of the above-referenced registrants and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	Officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	Officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, each registrant listed below has duly caused this Post-Effective Amendment to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

SOMERSET RIDGE LIMITED PARTNERSHIP

By: Somerset Ridge LLC, its general partner
By: Somerset Ridge General Partnership, its Manager
By: Solomont Family Fall River Venture, Inc., its general partner

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

SOMERSET RIDGE GENERAL PARTNERSHIP

By: Solomont Family Fall River Venture, Inc. and The Somerset Partnership Holding Company, Inc., its general partners

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of each of the above-referenced registrants and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

Signatures	Title	Date

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting officer)	July 13, 2007

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

ARCADIA ASSOCIATES
By:	ADS/Multicare, Inc., its managing partner

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of the above-referenced registrant and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

MCKERLEY HEALTH FACILITIES
By:	Meridian Healthcare, Inc. and Meridian Health, Inc., its partners

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of the above-referenced registrant and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

BREYUT CONVALESCENT CENTER, L.L.C.
ENCARE OF MENDHAM, L.L.C.
HEALTH RESOURCES OF BRIDGETON, L.L.C.
HEALTH RESOURCES OF CRANBURY, L.L.C.
HEALTH RESOURCES OF EATONTOWN, L.L.C.
HEALTH RESOURCES OF EMERY, L.L.C.
HEALTH RESOURCES OF ENGLEWOOD, L.L.C.
HEALTH RESOURCES OF EWING, L.L.C.
HEALTH RESOURCES OF FAIR LAWN, L.L.C.
HEALTH RESOURCES OF JACKSON, L.L.C.
HEALTH RESOURCES OF RIDGEWOOD, L.L.C.
HEALTH RESOURCES OF SOUTH BRUNSWICK, L.L.C.
HEALTH RESOURCES OF WEST ORANGE, L.L.C.
POMPTON CARE, L.L.C.

ROEPHEL CONVALESCENT CENTER, L.L.C.

By:	Century Care Management, Inc., the manager of each
of the foregoing entities

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of the above-referenced registrant and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	Officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	Officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

GENESIS-GEORGETOWN SNF/JV, LLC
GLENMARK LIMITED LIABILITY COMPANY I
MILFORD ALF, LLC
RESPIRATORY HEALTH SERVICES LLC
RIVERVIEW RIDGE LIMITED LIABILITY COMPANY
SOUTHERN OCEAN GP, L.L.C.

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of the above-referenced registrant and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant listed below has duly caused this Post-Effective Amendment No. 1 to Form S-3 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kennett Square, Pennsylvania on July 13, 2007.

SOMERSET RIDGE L.L.C.

By: Somerset Ridge General Partnership, its Manager
By: Solomont Family Fall River Venture, Inc., its
general partner
By:	The Somerset Partnership Holding Company,
Inc., its general partner

By:	/s/ James V. McKeon
James V. McKeon
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 registration statement has been signed by the following persons in the capacities of the above-referenced registrant and on the dates indicated:

Signatures	Title	Date

*	Chief Executive Officer (principal executive
George V. Hager, Jr.	officer) and Chairman	July 13, 2007

/s/ James V. McKeon	Chief Financial Officer (principal financial
James V. McKeon	officer)	July 13, 2007

*	Vice President, Corporate Controller and
Thomas DiVittorio	Chief Accounting Officer (principal accounting	July 13, 2007
officer)

*	Senior Vice President, General Counsel and
Eileen M. Coggins	Corporate Secretary and Director	July 13, 2007

*By:	/s/ James V. McKeon
James V. McKeon, attorney-in-fact